Note 11 - Goodwill	12 Months Ended
Dec. 31, 2020
Notes to Financial Statements
Goodwill Disclosure [Text Block]

(11)   Goodwill

Changes in the carrying amount of goodwill for 2020 and 2019 are as follows (in thousands):

	E&P Technology & Services	Optimization Software & Services	Total
Balance at January 1, 2019	$2,943	$19,972	$22,915
Impact of foreign currency translation adjustments	—	670	670
Balance at December 31, 2019	2,943	20,642	23,585
Impairment of goodwill	—	(4,150)	(4,150)
Impact of foreign currency translation adjustments	—	130	130
Balance at December 31, 2020	$2,943	$16,622	$19,565

The Company, following the qualitative consideration, assessed the relevant events and circumstances in evaluating whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. During the first quarter of 2020, markets for oil and gas, as well as other commodities and equities, experienced significant volatility and price declines amid concerns over the economic effects of the COVID-19 pandemic. As a result, the Company’s stock price experienced a significant decline. Based on these facts, the Company performed a goodwill impairment test at March 31, 2020 to determine if it was more likely than not that the fair value of certain reporting units was less than their carrying value.

The Company, following the quantitative consideration, compared the fair value of each reporting unit against its carrying value. If the carrying value of the reporting unit exceeds the fair value, an impairment loss shall be recognized in an amount equal to that excess. The fair value of each reporting unit at March 31, 2020 was determined using a discounted cash flow model. The Company utilized a discount rate of 19% for both reporting units. The Company used reasonable assumptions based on historical data supplemented by anticipated market conditions and estimated growth rates. However, given the uncertainty in determining the assumptions underlying a discounted cash flow analysis, actual results may differ which could result in additional impairment charges in the future.

As a result of this assessment, the Company recorded an impairment charge of $4.2 million for the year ended December 31, 2020 related to its Optimization Software & Services reporting unit, which is included within the Operations Optimization segment. No impairment charge was recognized for the E&P Technology Services reporting unit for the year ended December 31, 2020.